UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)            JULY 27, 2001

                         LASER Mortgage Management, Inc.
             (Exact Name of Registrant as Specified in its Charter)


            MARYLAND                         001-13563              22-3535916
            --------                         ---------              ----------
 (State or Other Jurisdiction of            (Commission           (IRS Employer
         Incorporation)                    File Number)            ID Number)


   780 THIRD AVENUE, 16TH FLOOR, NEW YORK, NEW YORK                   10017
   ------------------------------------------------                   -----
       (Address of principal executive offices)                    (Zip Code)


        Registrant's Telephone Number, including area code: 212-758-6200
                     65 EAST 55TH STREET, NEW YORK, NEW YORK
                     ---------------------------------------
                (Former name or former address, if changed since
                                  last report)

Item 5.     Other Events.

     On July 27, 2001, the Registrant announced that at its Annual Meeting its shareholders approved the reincorporation merger of the Registrant under the laws of the State of Delaware through the merger of the Registrant with and into LASER Mortgage Management, Inc., a Delaware corporation and the Registrant's wholly-owned subsidiary ("LASER Delaware"), and approved the liquidation and dissolution of LASER Delaware pursuant to the terms and conditions of the Plan of Liquidation and Dissolution, which had previously been approved by the Registrant and LASER Delaware's sole shareholder and Board of Directors.

     The complete text of the Registrant's press release dated July 27, 2001 is set forth as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements

     None.

(b)  Pro Forma Financial Statements

     None.

(c)  Exhibits

     99.1 Press Release, dated July 27, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LASER MORTGAGE MANGEMENT, INC.
                                      By:      /S/ WILLIAM J. MICHAELCHECK
                                      Name:    William J. Michaelcheck
                                      Title:   President
Dated: July 27, 2001

                                  EXHIBIT INDEX

EXHIBIT                               DESCRIPTION

99.1                                  Press Release, dated July 27, 2001